UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 28, 2011
Date of Report (Date of earliest event reported)

Acura Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

State of New York	1-10113	11-0853640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

616 N. North Court, Suite 120 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2011 our Board of Directors appointed Robert B. Jones, our Chief Operating Officer to the additional position of interim President and Chief Executive Officer. On the same date, the Board approved an increase in the base salary payable under our Employment Agreement with Robert Jones from $300,000 to $338,500.

Item 8.01. Other Events.

On May 2, 2011 we issued a press release, furnished herewith as Exhibit 99.1, announcing the appointment of Robert B. Jones as our interim President and Chief Executive Officer.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 2, 2011 Announcing Appointment of Robert B, Jones as interim President and Chief Executive Officer

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acura Pharmaceuticals, Inc.
Date: May 2, 2011	By:	/s/ PETER A. CLEMENS Peter A. Clemens Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 2, 2011 Announcing Appointment of Robert B, Jones as interim President and Chief Executive Officer